UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2005
VALLEY BANCORP
(Exact name of registrant as specified in its charter)
NEVADA
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-50950	88-0493760

1300 S. Jones Blvd., Las Vegas, Nevada 89146
(Address of principal executive offices)(zip code)
Registrant’s telephone number, including area code: (702) 821-4100
3500 W. Sahara Avenue, Las Vegas, Nevada 89102
(Former Name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On September 8, 2005 Valley Bancorp, Las Vegas, Nevada (“Bancorp”) announced that it will participate in the Think Equity Conference sponsored by Think Equity Partners to be held in San Francisco the week of September 12, 2005.
The Think Equity Conference will be accessible on demand through both Think Equity Partners and Bancorp’s web sites. Slides of the presentation will also be accessible through either web site and are attached as an exhibit to this Form 8-K.
A copy of the press release, as well as the slide presentation, are attached as Exhibits 99.1 and 99.2, respectively, and are incorporated herein in their entirety by reference.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements – not applicable

(b)	Exhibits.
99.1	Press Release dated September 8, 2005 announcing Bancorp’s participation in the conference.

99.2	Copy of the slide presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Dated: September 12, 2005

VALLEY BANCORP
By	/s/ Barry L. Hulin
Barry L. Hulin
President and Chief Executive Officer